UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Amendment No. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated May 5, 1998 and filed May 19, 1998, as set forth in the pages attached hereto:

Item 7 Financial Statements, Pro Forma Financial Information and
Exhibits

                               May 5, 1998
         Date of Report (Date of earliest event reported)
                                1-12261
                         Commission File Number


                         SUPERIOR TELECOM INC.
    (Exact name of registrant as specified in its charter)


                             Delaware
 (State or other jurisdiction of incorporation or organization)
                             55-2248978
             (I.R.S. Employer Identification Number)



                         1790 Broadway
                     New York, New York 10019-1412
        (Address of Principal Executive Offices) (Zip Code)


                            (212) 757-3333
     (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

     Pro Forma Financial Information. The pro forma financial information included herein reflects the pro forma effects of the acquisition of Cables of Zion United Works Ltd. ("COZ"), which occurred on May 5, 1998. Such pro forma financial statements (including appropriate pro forma adjustments) reflect (i) the condensed pro forma historical statements of operations of Superior TeleCom Inc. ("Superior") for the fiscal year ended April 30, 1997 (derived from Superior's Consolidated Financial Statements as adjusted to reflect the impact of the Reorganization and Offering on October 2, 1996 and October 17, 1996, respectively, as if such Reorganization and Offering occurred as of May 1, 1996; see note 1 to the Consolidated Financial Statements of Superior as well as the Combined Unaudited Pro Forma Operating Data included in Item 7 of Superior's April 30, 1997 Annual Report on Form 10-K) combined with the unaudited condensed historical statements of operations of COZ for the 12-month period ended March 31, 1997, and (ii) the unaudited condensed historical balance sheet as of January 31, 1998 and the statement of operations of Superior for the nine months then ended combined with the unaudited condensed historical balance sheet as of December 31, 1997 and the statement of operations of COZ for the nine months then ended.

     The unaudited pro forma condensed combined statements of operations for the 12 months ended April 30, 1997 and the nine months ended January 31, 1998 give effect to the COZ acquisition as if it had occurred on May 1, 1996.

     The unaudited balance sheet of Superior at January 31, 1998 and the pro forma statements of operations are based upon preliminary estimates of values, transaction costs and preliminary appraisals. The actual recording of the transactions will be based on final appraisals, values and transactions costs. Accordingly, the actual recording of the transaction can be expected to differ from the financial statements presented herein.

     The pro forma statements of operations do not necessarily represent the results of operations that might have occurred had the COZ acquisition been consummated as of the date referred to above, nor are they necessarily indicative of future operations of Superior. Such pro forma statements should be read in conjunction with the Consolidated Financial Statements of Superior, together with the respective notes thereto.

                                       2
       (a)      Not applicable

       (b)      Pro Forma Condensed Combined Financial Statements
(Unaudited)

       (c)      Exhibits

       (1) Reference is made to Exhibit 1 in Item 7(c) of the Current Report on Form 8-K, dated May 5, 1998 and filed May
19,  1998,  which is incorporated herein by reference.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 20, 1998         SUPERIOR TELECOM INC.



                              By:  /s/ David S. Aldridge
                                   David S. Aldridge
                                   Chief Financial Officer



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